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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Paul T. Stecko, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Quarterly Report of Packaging Corporation of America (the "Company") on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul T. Stecko

Paul T. Stecko
Chairman and Chief Executive Officer

May 14, 2003

        I, Richard B. West, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Quarterly Report of Packaging Corporation of America (the "Company") on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard B. West

Richard B. West
Senior Vice President, Chief Financial Officer
and Corporate Secretary

May 14, 2003

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002